UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22057

Cohen & Steers Global Income Builder, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, 10th Floor, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2011. The net asset value (NAV) at that date was $10.67 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $9.30.

The total returns, including income, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2011	Year Ended December 31, 2011
Cohen & Steers Global Income Builder at Market Value[a]	–11.30%	–7.36%
Cohen & Steers Global Income Builder at NAV[a]	–5.68%	–0.38%
MSCI World Index—net[b]	–10.29%	–5.54%
S&P 500 Index[b]	–3.69%	2.11%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The MSCI World Index is a market-capitalization-weighted index that monitors the performance of stocks from all around the world and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The Fund allocates its assets among five proprietary strategies: global large cap value stocks, global real estate securities, global infrastructure and utilities stocks, global preferred securities and closed-end funds. As of December 31, 2011, 67.7% of the Fund was invested in the global large cap component.

Investment Review

U.S. equities faced particularly harsh headwinds in 2011, but most ended the year on a positive note. The rally that began in 2009 ended during the second quarter with the aftermath of the Fukushima nuclear disaster, Arab Spring uprisings, weak U.S. economic data and persistent European sovereign debt concerns. Despite good first- and second-quarter earnings (but subdued guidance), volatility spiked in August in response to the European Union's inability to reach a solution to its debt crisis, the first-ever U.S. credit rating downgrade, weakening global economic data and slowing growth in China.

Investors had to wait until October for a rally, when progress in Europe restored confidence and low prices made stocks attractive. Concerns about Europe resurfaced in November, and were subsequently allayed by improvements in the U.S. economy and central banks' actions to support Europe's banks.

Defensive sectors beat cyclicals

On balance, large cap investors favored defensive stocks in 2011 over more economically sensitive cyclicals. Health care companies (with a total return of +10.6% within the MSCI World Index1) had declined in 2010 due to concerns about the Affordable Health Care Act, but rebounded in 2011 as investors sought safer havens to weather volatility. Consumer staples names (+8.9%) were also perceived as relatively defensive.

Trade-related sectors struggled

The economic slowdown in China and emerging markets added to worries about Europe, and trade-related sectors lagged. In particular, the materials (–20.0%) and industrials (–8.4%) sectors cooled when China's housing bubble burst. News of reduced U.S. Department of Defense spending also hurt some industrials companies.

Within the energy group (+0.1%), volatile oil prices and instability in the Middle East benefited diversified companies with refining and chemical operations over those engaged only in exploration and oil and gas production. Information technology companies (–2.4%) reported weak PC sales, but found some relief in the growth of mobile devices and smart phones. Telecommunications companies (+3.1%) outperformed the index in part because of their stable yields.

Financial institutions (–19.1%) had another difficult year. Despite improved credit metrics, loan and revenue growth remained elusive. As the European debt crisis deepened, questions about U.S. banks' exposure to undercapitalized European banks punished their stock prices further.

1  Sector returns are in U.S. dollars as measured by the MSCI World Index.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

U.S. REITs were global top performers

U.S. REITs, which had a total return of +8.3%2, were also volatile, but performed substantially better than the broader markets. Self storage REITs (+35.2%) benefited from accelerating cash flow growth driven by improving fundamentals, and took market share away from smaller private operators. Apartment owners (+15.1%) were aided by improving employment trends among younger people, who have an above-average propensity to rent.

Simon Property Group, which owns high-quality malls and outlet centers in desirable locations, drove the gain in regional malls (+22.0%). The performance of shopping center REITs (–0.7%) reflected their vulnerability to limited job and wage growth. The office sector (–0.8%) saw declines in companies focused on suburban properties, where demand has been lackluster. Industrial property companies (–5.2%) were brought low by ProLogis, which is 80% of the sector and has a large presence in Europe, where economic growth stagnated.

Europe and Asia Pacific securities tumbled

International stocks had a more difficult time. Nearly all European real estate securities reflected the chaos caused by the sovereign debt crisis. Even the United Kingdom (–7.9%3), which is not part of the Eurozone, struggled as successive rounds of austerity measures stalled economic growth. Most property companies in France (–8.4%) were brought down by fears of French banks' exposure to troubled sovereign debt.

Hong Kong (–25.3%) and Singapore (–26.8%) grappled with slow growth, high inflation and policy tightening that hurt residential developers. Japan (–26.1%) was pulled back into recession by the earthquake and nuclear crisis, while Australia (–2.0%) outperformed the region following a poor 2010 and long-awaited rate cuts by the Reserve Bank of Australia.

Global infrastructure and utilities securities (–0.4% as measured by the UBS Global 50/50 Infrastructure and Utilities Index) were favored for their defensive characteristics. Within the group, the most defensive sectors led—regulated utilities (+18.4%) and tower companies (+10.0%). Within gas pipelines (+42.1%), companies turned to mergers and acquisitions to help sustain growth.

Fund performance

The Fund outperformed the MSCI World Index based on NAV, but underperformed based on market value. At nearly 68% of the portfolio, the large cap value component was the main driver of absolute performance based on NAV; our holdings outperformed the MSCI World Index. Within large cap, stock selection in industrials, telecommunication and IT were beneficial. Our underweights in financial institutions and materials companies also enhanced relative performance, as did our overweight in health care companies.

Our global infrastructure and utilities allocation (12.2% of the Fund's assets) benefited from our underweight in integrated utilities and overweight in regulated utilities. Stock selection and overweight in insurance

2  Property sector returns are in U.S. dollars as measured by the FTSE NAREIT Equity REIT Index.

3  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed Real Estate Index.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

company preferreds (5.5% of the Fund) contributed to that strategy's outperformance. Global real estate securities (7.5% of the Fund) underperformed, largely due to our modest underweight in U.S. REITs.

The Fund's options strategy made a meaningfully positive contribution to performance in 2011, benefiting from our tactical selection of option strike prices and active rolling of option positions. In the first two months, a strong market uptrend on relatively lower volatility and option premiums led to early losses in the strategy. From March to July, the strategy benefited from a range-bound market. From August through the end of the year, while the markets were generally choppy, the options strategy provided positive performance driven in part by higher overall market volatility and option premiums.

The Fund employs leverage as part of a yield-enhancement strategy. Leverage can increase total return in a rising market and have the opposite effect in a declining market. During the period, the use of leverage detracted modestly from returns.

Investment Outlook

We continue to believe that the crisis in Europe is far from over; that the improving U.S. economic data, while encouraging, signal something short of a vigorous recovery; and consequently, that the first half of 2012 remains highly uncertain.

For these reasons, we expect (1) more intervention by politicians and central bankers, (2) continued historically low interest rates in the United States, (3) modestly positive U.S. economic data (with GDP growth in the 1–2% range and rising employment), (4) high but slowing growth in China and emerging markets, (5) short-term measures to address Europe's long-term debt crisis, (6) slightly softer revenue and earnings growth guidance by some large-cap multinational companies and (7) a relatively firm U.S. dollar compared with most developed market currencies.

Improving economies support REITs and infrastructure securities

An improving economy should support continued gradual improvement in real estate fundamentals, given low new supply in most sectors. We will target markets with above-average employment and income trends. In an election year that will likely present both opportunities and risks, we will monitor how the results might affect employment in the financial and health care industries. We believe high-quality retail owners and urban office owners will thrive, but suburban offices, secondary retail and health care properties may struggle.

We are entering 2012 with a positive outlook for infrastructure securities based on better-than-expected U.S. economic data and credit conditions in Europe that show some signs of stabilizing. Even so, we recognize that it will take time for the global economy to achieve sustained growth. We will continue to monitor global monetary policies, having already seen the beginning of the next easing cycle.

2012 presents opportunities and uncertainty in equal measure

In this fluid environment, U.S. equities appear modestly priced by historical standards, cash flows and dividends are rising and high volatility is likely to provide near-term buying opportunities. It appears that the first half of the year will be marked by early optimism, which will likely fade as data softens from the fourth-quarter's brisk pace. We believe volatility could be extreme as most asset classes and markets face increasing pressure in a world desperately seeking attractive risk-adjusted returns. Our early view is that 2012 will end with markets gaining modestly.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Sincerely,

	MARTIN COHEN	ROBERT H. STEERS

	Co-chairman	Co-chairman

	JOSEPH M. HARVEY	RICHARD E. HELM

	Portfolio Manager	Portfolio Manager

	YIGAL D. JHIRAD	WILLIAM F. SCAPELL

	Portfolio Manager	Portfolio Manager

DOUGLAS R. BOND	SCOTT CROWE	BEN MORTON

Portfolio Manager	Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Our Leverage Strategy
(Unaudited)

Our leverage strategy utilizes borrowings up to the maximum permitted by the 1940 Act to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of December 31, 2011, leverage represented 22% of the Fund's managed assets.

Leverage Factsa

Leverage (as a % of managed assets)	22%
Current Rate on Debt[b]	1.1%

The Fund intends to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce a realized investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund was not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments at times of adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of December 31, 2011. Information is subject to change.

b  See Note 6 in Notes to Financial Statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

DECEMBER 31, 2011

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Novartis AG	$6,248,707	2.0%
Apple	6,075,000	1.9
McDonald's Corp.	5,572,228	1.8
Exxon Mobil Corp.	5,496,432	1.7
GlaxoSmithKline PLC	5,466,293	1.7
Nestle SA	5,364,931	1.7
AvalonBay Communities	4,763,112	1.5
MarkWest Energy Partners LP	4,536,559	1.4
Boston Properties	4,496,243	1.4
Southern Co.	4,484,807	1.4

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS

December 31, 2011

		Number of Shares	Value
COMMON STOCK	115.9%
AUSTRALIA	4.2%
BANK	1.0%
Australia and New Zealand Banking Group Ltd.[a]		112,761	$2,367,765
MATERIALS	1.1%
BHP Billiton Ltd.[a]		80,787	2,844,089
REAL ESTATE—DIVERSIFIED	0.9%
GPT Group		446,875	1,403,186
Mirvac Group		725,087	875,111
			2,278,297
TOLL ROADS	1.2%
Transurban Group		500,000	2,874,069
TOTAL AUSTRALIA			10,364,220
BRAZIL	2.8%
REAL ESTATE—OFFICE	0.4%
BR Properties SA		111,570	1,106,578
REAL ESTATE—RETAIL	0.5%
BR Malls Participacoes SA		122,099	1,186,133
TOLL ROADS	1.1%
CCR SAa		400,000	2,620,560
WATER	0.8%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR[b,c]		35,100	1,953,315
TOTAL BRAZIL			6,866,586
CANADA	5.2%
BANK	1.3%
Toronto-Dominion Bank (USD)		42,000	3,142,020
FINANCIAL	1.0%
Power Corp.[a]		109,500	2,560,285
INDUSTRIAL	0.4%
Finning International		42,000	915,651
MATERIALS—CHEMICALS	0.6%
Potash Corp. of Saskatchewan		37,500	1,550,061

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
RESTAURANT	0.5%
Tim Hortons		25,000	$1,211,288
TELECOMMUNICATION SERVICES	0.9%
Rogers Communications		59,000	2,273,129
TRANSPORT—RAIL	0.5%
Canadian National Railway Co.		15,000	1,180,123
TOTAL CANADA			12,832,557
FRANCE	4.1%
CONSUMER STAPLES	1.0%
Danone SAa		37,400	2,351,029
ENERGY—OIL & GAS	0.9%
Total SAa		42,181	2,156,415
INTEGRATED ELECTRIC	1.2%
GDF Suez[a]		112,413	3,072,761
MATERIALS	0.2%
Lafarge SAa		14,400	506,187
SATELLITES	0.8%
Eutelsat Communications[a]		50,000	1,951,082
TOTAL FRANCE			10,037,474
GERMANY	4.1%
AUTOMOTIVE	0.4%
Bayerische Motoren Werke AGa		16,300	1,091,944
INDUSTRIAL	1.1%
Siemens AGa		28,000	2,679,513
INSURANCE	1.1%
Allianz SEa		28,100	2,687,991
REAL ESTATE—RESIDENTIAL	0.6%
Deutsche Wohnen AG		114,137	1,516,365
TECHNOLOGY	0.9%
SAP AGa		42,000	2,220,545
TOTAL GERMANY			10,196,358

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
HONG KONG	5.1%
ENERGY—OIL & GAS	0.4%
CNOOC Ltd.[a]		509,000	$892,615
FINANCIAL—INVESTMENT BANKERS/BROKERS	0.2%
Hong Kong Exchanges and Clearing Ltd.[a]		39,000	626,181
INDUSTRIAL	0.8%
Hutchison Whampoa Ltd.[a]		225,000	1,891,755
REAL ESTATE	1.8%
DIVERSIFIED	0.7%
Sun Hung Kai Properties Ltd.[a]		134,000	1,679,615
Wharf Holdings Ltd.[a]		200	907
			1,680,522
OFFICE	0.6%
Hongkong Land Holdings Ltd. (USD)		310,000	1,407,400
RESIDENTIAL	0.5%
China Overseas Land & Investment Ltd.		840,000	1,403,857
TOTAL REAL ESTATE			4,491,779
REGULATED ELECTRIC	1.4%
CLP Holdings Ltd.[a]		419,000	3,566,026
TELECOMMUNICATION SERVICES	0.5%
China Mobile Ltd.[a]		116,500	1,138,510
TOTAL HONG KONG			12,606,866
IRELAND	0.9%
HEALTH CARE
Covidien PLC (USD)		46,700	2,101,967
ISRAEL	0.4%
HEALTH CARE
Teva Pharmaceutical Industries Ltd., ADR[b]		25,784	1,040,642
ITALY	2.1%
ENERGY—OIL & GAS	0.9%
Eni S.p.A.[a]		103,400	2,142,546
GAS DISTRIBUTION	1.2%
Snam Rete Gas S.p.A.		700,482	3,087,877
TOTAL ITALY			5,230,423

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
JAPAN	7.8%
APPAREL	0.4%
Fast Retailing Co., Ltd.		6,000	$1,091,334
AUTOMOTIVE	0.7%
Toyota Motor Corp.[a]		52,000	1,732,883
BANK	0.2%
Sumitomo Mitsui Trust Holdings		153,000	449,240
HEALTH CARE	1.0%
Astellas Pharma[a]		57,800	2,350,448
INDUSTRIAL	2.2%
Fanuc Ltd.[a]		16,600	2,540,574
Secom Co., Ltd.[a]		63,800	2,942,575
			5,483,149
INSURANCE	0.2%
NKSJ Holdings[a]		21,250	416,883
MATERIALS	0.2%
Sumitomo Metal Mining Co., Ltd.[a]		29,000	372,626
TECHNOLOGY	2.4%
Canon[a]		35,400	1,568,325
Kyocera Corp.		16,800	1,351,072
Sony Corp.[a]		90,000	1,615,954
TDK Corp.		31,800	1,408,835
			5,944,186
TELECOMMUNICATION SERVICES	0.5%
KDDI Corp.		200	1,286,216
TOTAL JAPAN			19,126,965
MEXICO	0.7%
RETAIL	0.5%
Wal-Mart de Mexico SA de CV		410,600	1,126,931
TELECOMMUNICATION SERVICES	0.2%
America Movil SAB de CV		473,400	535,321
TOTAL MEXICO			1,662,252

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
NETHERLANDS	1.3%
MARINE PORTS
Koninklijke Vopak NVa		60,000	$3,170,266
PHILIPPINES	0.6%
REAL ESTATE—RETAIL
SM Prime Holdings		4,762,200	1,444,243
SINGAPORE	0.9%
MARINE PORTS	0.0%
Hutchison Port Holdings Trust (USD)		17,100	10,602
REAL ESTATE—RETAIL	0.5%
CapitaMall Trust		839,000	1,099,649
SEMICONDUCTORS	0.4%
Avago Technologies Ltd. (USD)		36,000	1,038,960
TOTAL SINGAPORE			2,149,211
SPAIN	0.4%
TELECOMMUNICATION SERVICES
Telefonica SAa		53,000	918,148
SWITZERLAND	5.6%
FOOD	2.2%
Nestle SAa		93,320	5,364,931
HEALTH CARE	2.5%
Novartis AGa		109,300	6,248,707
MATERIALS—CHEMICALS	0.9%
Syngenta AGa,c		7,500	2,195,784
TOTAL SWITZERLAND			13,809,422
UNITED KINGDOM	10.4%
BANK	1.2%
Barclays PLC		570,000	1,558,412
HSBC Holdings PLC		182,166	1,389,199
			2,947,611
CONSUMER DISCRETIONARY	1.3%
Reckitt Benckiser Group PLC[a]		63,300	3,126,096
CONSUMER—NON-CYCLICAL—AGRICULTURE	0.6%
British American Tobacco PLC[a]		29,100	1,380,851

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
ENERGY	1.7%
INTEGRATED OIL & GAS	1.3%
Royal Dutch Shell PLC[a]		84,424	$3,108,629
OIL & GAS EQUIPMENT & SERVICES	0.4%
Ensco PLC, ADR[b]		24,000	1,126,080
TOTAL ENERGY			4,234,709
HEALTH CARE	2.2%
GlaxoSmithKline PLC[a]		239,200	5,466,293
REAL ESTATE—DIVERSIFIED	0.4%
Hammerson PLC		167,717	937,672
REGULATED ELECTRIC	1.5%
National Grid PLC		375,000	3,639,844
TELECOMMUNICATION SERVICES	1.5%
Vodafone Group PLC		1,332,000	3,700,718
TOTAL UNITED KINGDOM			25,433,794
UNITED STATES	59.3%
AUTOMOTIVE	0.4%
Ford Motor Co.[a,b,c]		81,000	871,560
CONSUMER—CYCLICAL	6.4%
MEDIA	1.5%
The Walt Disney Co.[a,b]		58,500	2,193,750
Time Warner Cable[b]		22,500	1,430,325
			3,624,075
RESTAURANT	2.2%
McDonald's Corp.[a,b]		55,539	5,572,228
RETAIL	1.8%
Nordstrom[a,b]		32,340	1,607,621
Ross Stores[a,b]		59,800	2,842,294
			4,449,915
SPECIALTY RETAIL	0.9%
PetSmart[b]		23,400	1,200,186
Tiffany & Co.[b]		15,000	993,900
			2,194,086
TOTAL CONSUMER—CYCLICAL			15,840,304

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
CONSUMER—NON-CYCLICAL	4.9%
AGRICULTURE	1.5%
Philip Morris International[a,b]		47,233	$3,706,846
BASIC MATERIALS	0.5%
Archer-Daniels-Midland Co.[a,b]		38,379	1,097,639
BEVERAGE	0.7%
PepsiCo[a,b]		25,710	1,705,859
COSMETICS/PERSONAL CARE	1.7%
Procter & Gamble Co.[a,b]		62,076	4,141,090
RETAIL	0.5%
CVS Caremark Corp.[a,b]		32,000	1,304,960
TOTAL CONSUMER—NON-CYCLICAL			11,956,394
ENERGY	7.4%
OIL & GAS	6.6%
Apache Corp.[a]		17,700	1,603,266
Chevron Corp.[a,b]		39,430	4,195,352
Devon Energy Corp.[a,b]		32,273	2,000,926
Exxon Mobil Corp.[a,b]		64,847	5,496,432
Marathon Petroleum Corp.[a]		32,000	1,065,280
Occidental Petroleum Corp.[a]		20,800	1,948,960
			16,310,216
OIL & GAS SERVICES	0.8%
Schlumberger Ltd.[a,b]		26,798	1,830,571
TOTAL ENERGY			18,140,787
ENERGY INFRASTRUCTURE MASTER LIMITED PARTNERSHIPS	1.8%
MarkWest Energy Partners LPb		82,393	4,536,559
FINANCIAL	6.9%
BANK	2.8%
Bank of America Corp.		90,900	505,404
Comerica[b]		41,800	1,078,440
US Bancorp[a,b]		134,072	3,626,647
Wells Fargo & Co.[a,b]		62,987	1,735,922
			6,946,413

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
CREDIT CARD	0.9%
American Express Co.[a,b]		48,000	$2,264,160
DIVERSIFIED FINANCIAL SERVICE	2.1%
Citigroup[a,b]		38,811	1,021,117
Goldman Sachs Group[a,b]		9,200	831,956
JPMorgan Chase & Co.[a,b]		95,794	3,185,151
			5,038,224
INSURANCE	1.1%
Prudential Financial[a,b]		54,000	2,706,480
TOTAL FINANCIAL			16,955,277
GAS DISTRIBUTION	0.8%
Sempra Energy[a,b]		37,500	2,062,500
HEALTH CARE	4.6%
BIOTECHNOLOGY	0.5%
Amgen[b]		20,000	1,284,200
HEALTH CARE PROVIDERS & SERVICES	0.5%
UnitedHealth Group[b]		24,000	1,216,320
HEALTHCARE PRODUCTS	1.1%
Johnson & Johnson[a,b]		40,136	2,632,119
PHARMACEUTICAL	2.5%
Abbott Laboratories[a,b]		55,363	3,113,061
Pfizer[a,b]		146,384	3,167,750
			6,280,811
TOTAL HEALTH CARE			11,413,450
INDUSTRIAL	6.4%
AEROSPACE & DEFENSE	2.1%
General Dynamics Corp.[a]		33,019	2,192,792
Lockheed Martin Corp.[a]		11,000	889,900
United Technologies Corp.[a]		28,973	2,117,636
			5,200,328

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
DIVERSIFIED MANUFACTURING	2.3%
Caterpillar[a]		17,300	$1,567,380
Eaton Corp.[a,b]		32,000	1,392,960
General Electric Co.[a]		147,030	2,633,307
			5,593,647
ELECTRICAL EQUIPMENT	0.4%
Emerson Electric Co.[b]		23,000	1,071,570
TRANSPORTATION	1.6%
Norfolk Southern Corp.[a,b]		23,000	1,675,780
United Parcel Service[a]		29,660	2,170,816
			3,846,596
TOTAL INDUSTRIAL			15,712,141
INTEGRATED ELECTRIC	1.3%
PPL Corp.[b]		110,000	3,236,200
MATERIALS	1.6%
CHEMICALS	0.4%
Dow Chemical Co.[a,b]		35,000	1,006,600
METALS & MINING	1.2%
Freeport-McMoRan Copper & Gold[a,b]		20,000	735,800
Newmont Mining Corp.[a,b]		35,100	2,106,351
			2,842,151
TOTAL MATERIALS			3,848,751
REAL ESTATE	4.2%
OFFICE	1.8%
Boston Properties[b]		45,143	4,496,243
RESIDENTIAL—APARTMENT	1.9%
AvalonBay Communities[b]		36,471	4,763,112
SHOPPING CENTER—REGIONAL MALL	0.5%
Simon Property Group[b]		8,970	1,156,592
TOTAL REAL ESTATE			10,415,947
REGULATED ELECTRIC	3.1%
PG&E Corp.[a]		75,000	3,091,500
Southern Co.[a,b]		96,885	4,484,807
			7,576,307

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
TECHNOLOGY	8.4%
COMPUTERS	3.3%
Apple[a,b,c]		15,000	$6,075,000
International Business Machines Corp.[a,b]		11,133	2,047,136
			8,122,136
INTERNET SERVICE PROVIDER	1.0%
Google[a,b,c]		3,900	2,519,010
SERVICES	1.0%
Visa, Class Aa		23,500	2,385,955
SOFTWARE	2.1%
Microsoft Corp.[a]		44,015	1,142,629
Oracle Corp.[a]		81,000	2,077,650
Symantec Corp.[a,c]		125,300	1,960,945
			5,181,224
TELECOMMUNICATION EQUIPMENT	1.0%
QUALCOMM[a,b]		44,000	2,406,800
TOTAL TECHNOLOGY			20,615,125
TELECOMMUNICATION SERVICES	1.1%
AT&Ta,b		86,977	2,630,185
TOTAL UNITED STATES			145,811,487
TOTAL COMMON STOCK (Identified cost—$281,497,356)			284,802,881
CLOSED-END FUNDS—UNITED STATES	6.7%
ENERGY/RESOURCES	1.1%
ASA Gold and Precious Metals Ltd.		98,000	2,566,620
EQUITY TAX—ADVANTAGED	1.0%
Eaton Vance Tax-Advantaged Dividend Income Fund[a,b]		174,400	2,546,240
GLOBAL INCOME	0.9%
First Trust Aberdeen Global Opportunity Income Fund[a]		70,400	1,109,504
Western Asset Global High Income Fund[a]		83,300	1,049,580
			2,159,084

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
HIGH YIELD	0.7%
New America High Income Fund[b]		158,057	$1,613,762
MULTI-SECTOR	1.4%
PIMCO Income Opportunity Fund[b]		139,700	3,517,646
REAL ESTATE	0.6%
Alpine Global Premier Properties Fund		291,658	1,545,787
SENIOR LOAN	0.3%
Eaton Vance Floating-Rate Income Trust[b]		45,700	650,311
U.S. GENERAL EQUITY	0.7%
Gabelli Equity Trust		357,200	1,782,428
TOTAL CLOSED-END FUNDS (Identified cost—$17,542,037)			16,381,878
PREFERRED SECURITIES—$25 PAR VALUE	2.7%
BERMUDA	0.8%
INSURANCE—REINSURANCE
Axis Capital Holdings Ltd., 7.50%, Series B ($100 Par Value)		20,000	1,925,000
NETHERLANDS	0.5%
INSURANCE—MULTI-LINE
ING Groep N.V., 7.375%		63,000	1,161,090
UNITED KINGDOM	0.7%
BANK
Barclays Bank PLC, 7.75%, Series IV		35,000	737,800
National Westminster Bank PLC, 7.76%, Series C		63,373	1,062,765
			1,800,565
UNITED STATES	0.7%
BANK	0.4%
First Niagara Financial Group, 8.625%, Series B		40,000	1,026,000
FINANCIAL—MORTGAGE LOAN/BROKER	0.3%
Countrywide Capital V, 7.00%, due 11/1/36		35,000	709,800
TOTAL UNITED STATES			1,735,800
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$7,355,371)			6,622,455

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	2.9%
BERMUDA	0.3%
INSURANCE—REINSURANCE
Catlin Insurance Co., 7.249%, due 12/31/49, 144Ad		1,000,000	$857,500
CAYMAN ISLANDS	0.8%
INTEGRATED TELECOMMUNICATIONS SERVICES
Centaur Funding Corp., 9.08%, due 4/21/20, 144Ad		1,750	1,982,969
UNITED KINGDOM	0.3%
BANK
LBG Capital No.1 PLC, 8.00%, due 12/29/49, 144Ad		1,000,000	730,000
UNITED STATES	1.5%
Insurance
MULTI—LINE	0.7%
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Ad		1,500,000	1,721,250
PROPERTY CASUALTY	0.8%
ACE Capital Trust II, 9.70%, due 4/1/30		1,500,000	1,997,272
TOTAL INSURANCE			3,718,522
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$7,154,253)			7,288,991
		Principal Amount
CORPORATE BONDS	0.6%
UNITED STATES
INSURANCE—PROPERTY CASUALTY
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ad (Identified cost—$1,342,511)		$1,500,000	1,422,047

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.1%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[e]		1,350,139	$1,350,139
Federated Government Obligations Fund, 0.01%[e]		1,422,231	1,422,231
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,772,370)			2,772,370
TOTAL INVESTMENTS (Identified cost—$317,663,898)	129.9%		319,290,622
WRITTEN CALL OPTIONS	(1.8)		(4,395,941)
LIABILITIES IN EXCESS OF OTHER ASSETS	(28.1)		(69,147,041)
NET ASSETS (Equivalent to $10.67 per share based on 23,032,573 shares of common stock outstanding)	100.0%		$245,747,640
		Number of Contracts
WRITTEN CALL OPTIONS	(1.8)%
EUROPE	(0.3)%
DJ EuroStoxx 50 Index, EUR Strike Price 2,350, 1/20/12		1,100	$(649,196)
UNITED STATES	(1.5)%
S&P 500 Index, USD Strike Price 1,235, 1/21/12		77	(300,685)
S&P 500 Index, USD Strike Price 1,245, 1/21/12		461	(1,539,740)
S&P 500 Index, USD Strike Price 1,250, 1/21/12		676	(1,906,320)
			(3,746,745)
TOTAL WRITTEN CALL OPTIONS (Premiums Received—$2,908,439)			$(4,395,941)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

EUR  Euro Currency

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is held in connection with the revolving credit agreement; $146,892,633 has been pledged as collateral.

b  All or a portion of the security is pledged in connection with written option contracts: $70,548,632 has been pledged to brokers.

c  Non-income producing security.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.7% of net assets of the Fund, of which 0.0% are illiquid.

e  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Sector Summary	% of Managed Assets
Technology (Common)	9.1%
Health Care (Common)	9.0%
Energy (Common)	8.7%
Industrial (Common)	8.4%
Real Estate (Common)	7.5%
Financial (Common)	6.4%
Closed End Funds	5.2%
Consumer Cyclical (Common)	5.0%
Regulated Electric (Common)	4.7%
Consumer Non-Cyclical (Common)	4.2%
Telecommunication Services (Common)	3.9%
Materials (Common)	3.6%
Bank (Common)	2.8%
Insurance (Preferred)	2.4%
Integrated Electric (Common)	2.0%
Toll Roads (Common)	1.7%
Food (Common)	1.7%
Gas Distribution (Common)	1.6%
Energy Infrastructure Master Limited Partnership (Common)	1.4%
Automotive (Common)	1.2%
Bank (Preferred)	1.1%
Marine Ports (Common)	1.0%
Consumer Discretionary (Common)	1.0%
Insurance (Common)	1.0%
Consumer Staples (Common)	0.8%
Integrated Telecommunication Services (Preferred)	0.6%
Water (Common)	0.6%
Satellites (Common)	0.6%
Insurance (Corporate Bonds)	0.5%
Restaurant (Common)	0.4%
Transport (Common)	0.4%
Retail (Common)	0.4%
Apparel (Common)	0.3%
Semiconductors (Common)	0.3%
Diversified (Common)	0.3%
Financial (Preferred)	0.2%
100.0%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments in securities, at value (Identified cost—$317,663,898)	$319,290,622
Cash	90,318
Foreign currency, at value (Identified cost—$31,042)	31,104
Receivable for:
Dividends and interest	1,454,790
Investment securities sold	152,860
Other assets	44,390
Total Assets	321,064,084
LIABILITIES:
Payable for:
Revolving credit agreement	69,800,000
Options (Premiums received $2,908,439)	4,395,941
Dividends declared on common shares	618,152
Investment management fees	269,577
Interest expense	66,108
Administration fees	21,566
Other liabilities	145,100
Total Liabilities	75,316,444
NET ASSETS	$245,747,640
NET ASSETS consist of:
Paid-in capital	$352,543,152
Accumulated undistributed net investment income	147,462
Accumulated net realized loss	(107,091,252)
Net unrealized appreciation	148,278
$245,747,640
NET ASSET VALUE PER COMMON SHARE:
($245,747,640 ÷ 23,032,573 shares outstanding)	$10.67
MARKET PRICE PER COMMON SHARE	$9.30
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(12.84)%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

Investment Income:
Dividend income (net of $526,189 of foreign withholding tax)	$11,106,870
Interest income	745,615
Total Income	11,852,485
Expenses:
Investment management fees	3,425,635
Interest expense	940,475
Administration fees	343,409
Custodian fees and expenses	187,291
Line of credit fees	138,605
Professional fees	124,718
Shareholder reporting expenses	50,738
Directors' fees and expenses	23,486
Transfer agent fees and expenses	22,425
Registration and filing fees	11,416
Miscellaneous	63,245
Total Expenses	5,331,443
Net Investment Income	6,521,042
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(9,661,616)
Options	9,072,191
Foreign currency transactions	(86,656)
Net realized loss	(676,081)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,646,659)
Options	(1,284,071)
Foreign currency translations	(10,508)
Net change in unrealized appreciation (depreciation)	(9,941,238)
Net realized and unrealized loss	(10,617,319)
Net Decrease in Net Assets from Operations Applicable to Common Shares	$(4,096,277)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$6,521,042	$6,538,606
Net realized loss	(676,081)	(7,939,629)
Net change in unrealized appreciation (depreciation)	(9,941,238)	28,380,634
Net increase (decrease) in net assets resulting from operations	(4,096,277)	26,979,611
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(6,879,603)	(7,101,786)
Tax return of capital	(18,951,655)	(18,675,581)
Total dividends and distributions to common shareholders	(25,831,258)	(25,777,367)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(396,817)	881,690
Total increase (decrease) in net assets applicable to common shares	(30,324,352)	2,083,934
Net Assets Applicable to Common Shares:
Beginning of year	276,071,992	273,988,058
End of year[a]	$245,747,640	$276,071,992

a  Includes accumulated undistributed net investment income and dividends in excess of net investment income of $147,462 and $599,586, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2011

Increase in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(4,096,277)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(194,692,527)
Net purchases, sales and maturities of short-term investments	4,876,558
Net amortization/accretion of premium (discount)	14,253
Proceeds from sales and maturities of long-term investments	208,746,660
Net decrease in dividends and interest receivable and other assets	108,408
Net decrease in interest expense payable, accrued expenses and other liabilities	(159,198)
Increase in premiums received from options	297,101
Net change in unrealized depreciation on options	1,284,071
Net change in unrealized appreciation on investments	8,646,659
Net realized loss on investments	9,661,616
Cash provided for operating activities	34,687,324
Cash Flows from Financing Activities:
Decrease in net assets from Fund share transactions	(396,817)
Distributions paid on common shares	(26,050,924)
Decrease in revolving credit agreement	(8,200,000)
Cash used for financing activities	(34,647,741)
Increase in cash	39,583
Cash beginning of year (including foreign currency)	81,839
Cash end of year (including foreign currency)	$121,422

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,				For the Period July 27, 2007[a] through
Per Share Operating Performance:	2011	2010	2009	2008	December 31, 2007
Net asset value per common share, beginning of period	$11.96	$11.91	$9.94	$19.59	$19.10
Income from investment operations:
Net investment income	0.33	0.31	0.38	0.51	0.20
Net realized and unrealized gain (loss)	(0.50)	0.86	2.83	(8.03)	1.11
Total income (loss) from investment operations	(0.17)	1.17	3.21	(7.52)	1.31
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	(0.02)	(0.07)	(0.01)
Net realized gain	—	—	—	(0.05)	(0.03)
Total dividends and distributions to preferred shareholders	—	—	(0.02)	(0.12)	(0.04)
Total from investment operations applicable to common shares	(0.17)	1.17	3.19	(7.64)	1.27
Offering costs charged to paid-in capital—common shares	—	—	—	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	—	—	—	(0.00)[b]	(0.05)
Total offering costs	—	—	—	—	(0.09)
Anti-dilutive (dilutive) effect from the issuance of reinvested common shares	—	0.00 [b]	(0.00)[b]	—	(0.01)
Anti-dilutive effect from the purchase of common shares	0.00 [b]	—	—	0.03	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.30)	(0.31)	(0.37)	(0.45)	(0.20)
Net realized gain	—	—	—	(0.28)	(0.48)
Tax return of capital	(0.82)	(0.81)	(0.85)	(1.31)	—
Total dividends and distributions to common shareholders	(1.12)	(1.12)	(1.22)	(2.04)	(0.68)
Net increase (decrease) in net asset value per common share	(1.29)	0.05	1.97	(9.65)	0.49
Net asset value, per common share, end of period	$10.67	$11.96	$11.91	$9.94	$19.59
Market value, per common share, end of period	$9.30	$11.21	$11.29	$7.86	$17.39
Total net asset value return[c]	–0.38%	11.18%	37.19%	–40.66%	6.35%[d]
Total market value return[c]	–7.36%	9.93%	64.47%	–47.14%	–9.84%[d]

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,				For the Period July 27, 2007[a] through
Ratios/Supplemental Data:	2011	2010	2009	2008	December 31, 2007
Net assets applicable to common shares, end of period (in millions)	$245.7	$276.1	$274.0	$228.2	$456.3
Ratio of expenses to average daily net assets applicable to common shares[e,f]	2.01%	2.22%	2.25%	2.09%	1.65%[g]
Ratio of expenses to average daily net assets applicable to common shares (excluding interest expense)[e,f]	1.65%	1.71%	1.86%	1.72%	1.47%[g]
Ratio of net investment income to average daily net assets applicable to common shares[e,f]	2.46%	2.51%	3.10%	3.35%	2.45%[g]
Ratio of expenses to average daily managed assets[e,f,h]	1.56%	1.70%	1.68%	1.59%	1.45%[g]
Portfolio turnover rate	56%	53%	85%	56%	13%[d]
Preferred Shares/Revolving Credit Agreement:
Liquidation value, end of period (in 000's)	—	—	—	$43,000	$90,000
Total shares outstanding (in 000's)	—	—	—	2	4
Asset coverage ratio for revolving credit agreement	452%	454%	451%	690%	2,051%
Asset coverage per $1,000 for revolving credit agreement	$4,521	$4,539	$4,513	$6,896	$20,509
Asset coverage ratio for auction market preferred shares[i]	—	—	—	356%	487%
Asset coverage per share for auction market preferred shares[i]	—	—	—	$89,000	$121,750
Liquidation preference per share	—	—	—	$25,000	$25,000
Average market value per share[j]	—	—	—	$25,000	$25,000

a  Commencement of operations.

b  Amount is less than $0.005.

c  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

f  Does not include expenses incurred by the closed-end funds in which the Fund invests.

g  Annualized.

h  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

i  Includes the effect of the outstanding borrowings from the revolving credit agreement.

j  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Global Income Builder, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's investment objective is total return with an emphasis on high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by Cohen & Steers Capital Management, Inc. (the investment manager), pursuant to delegation by the Board of Directors, to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$284,802,881	$284,802,881	$—	—
Closed-End Funds	16,381,878	16,381,878	—	—
Preferred Securities—$25 Par Value—Bermuda	1,925,000	—	1,925,000	—
Preferred Securities—$25 Par Value—Other Countries	4,697,455	4,697,455	—	—
Preferred Securities—Capital Securities	7,288,991	—	7,288,991	—
Corporate Bonds	1,422,047	—	1,422,047	—
Money Market Funds	2,772,370	—	2,772,370	—
Total Investments	$319,290,622	$305,882,214	$13,408,408	—
Other Financial Instruments*	$(4,395,941)	$(4,395,941)	$—	—

*  Other financial instruments are written options contracts.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Options: The Fund writes call options on an index and may write put options on an index and put and covered call options on a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the call premium is added to the proceeds of the security sold to determine its gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2011, a portion of the dividends have been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and gains

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 1.0% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the amount of any loan outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the Fund's average daily managed asset value. For the year ended December 31, 2011, the Fund paid the investment manager $274,051 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager that was reimbursed by the Fund in the amount of $5,493 for the year ended December 31, 2011.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2011, totaled $192,813,979 and $208,392,693, respectively.

Transactions in options written during the year ended December 31, 2011, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2010	2,423	$2,611,338
Options written	27,801	33,180,816
Options expired	(6,020)	(2,763,904)
Options terminated in closing transactions	(21,890)	(30,119,811)
Options outstanding at December 31, 2011	2,314	$2,908,439

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2011	2010
Ordinary income	$6,879,603	$7,101,786
Tax return of capital	18,951,655	18,675,581
Total dividends and distributions	$25,831,258	$25,777,367

As of December 31, 2011, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$319,665,539
Gross unrealized appreciation	$25,868,283
Gross unrealized depreciation	(26,243,200)
Net unrealized depreciation	(374,917)
Other cost basis adjustments	(190,501)
Total net unrealized depreciation	$(565,418)

As of December 31, 2011, the Fund had a net capital loss carryforward of $105,768,715 which may be used to offset future capital gains. These losses are comprised of a long-term capital loss carryover of $2,665,544 recognized during the current year, which under current Federal income tax rules may offset capital gains recognized in any future period but must be utilized prior to using the balance of its short-term capital loss carryovers of which $16,526,539 will expire on December 31, 2016, $80,015,995 will expire on December 31, 2017 and $6,560,637 will expire on December 31, 2018. In

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

addition, the Fund incurred long-term capital losses of $350,954 and net ordinary losses of $110,425 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

As of December 31, 2011, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to foreign currency transactions, passive foreign investment companies and prior year REIT adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $332,099, accumulated net realized loss was charged $773,510 and accumulated undistributed net investment income was credited $1,105,609. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2011 and December 31, 2010, the Fund issued 0 and 77,956 shares of common stock, respectively, for the reinvestment of dividends.

On December 14, 2011, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2012 through the fiscal year ended December 31, 2012. During the year ended December 31, 2011, the Fund repurchased 41,400 Treasury shares of its common stock at an average price of $9.58 per share (including brokerage commissions) at a weighted average discount of 12.9%. These repurchases, which had a total cost of $396,817, resulted in an increase of less than $0.005 to the Fund's net asset value per share. During the year ended December 31, 2010 the Fund did not effect any repurchases.

Note 6. Borrowings

The Fund has a $80,000,000 secured, committed revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street), as operations agent, and the lenders identified in the credit agreement (prior to June 17, 2011, the credit agreement was $100,000,000). The credit agreement has a 364-day term. The Fund pays a 0.20% per annum fee based on the unused portion of the credit agreement. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities segregated to, and in favor of, State Street as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times.

As of December 31, 2011, the Fund has outstanding borrowings of $69,800,000. During the year ended December 31, 2011, the Fund borrowed an average daily balance of $77,000,000 at a weighted average borrowing cost of 1.20%.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Derivative Investments

The following tables present the value of derivatives held at December 31, 2011 and the effect of derivatives held during the year ended December 31, 2011, along with the respective location in the financial statements. The volume of activity for written options for the year ended December 31, 2011 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity contracts	—	—	Payable for	$4,395,941
			Options
Statement of Operations

Derivatives	Location	Realized Gain	Change in Unrealized Depreciation
Equity contracts	Net Realized and Unrealized Gain (Loss)	$9,072,191	$(1,284,071)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-04, "Fair Value Measurements and Disclosures (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU 2011-04"). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 10. Subsequent Events

Events and transactions occurring after December 31, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Income Builder, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Income Builder, Inc. (the "Fund") at December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2012

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended December 31, 2011) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (07/27/07)	One Year	Since Inception (07/27/07)
–0.38%	–0.94%	–7.36%	–4.96%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

TAX INFORMATION—2011 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $9,217,873. Additionally, 46.3% of the ordinary dividends qualified for the dividends received deduction available to corporations.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the "Plan"). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains ("Dividends") automatically reinvested in additional common shares by Computershare as agent (the "Plan Agent"). Effective January 1, 2012, Computershare acquired certain lines of business from The Bank of New York Mellon, who acted as plan agent prior to such date. All terms and conditions of the Plan remain unchanged. Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value ("NAV") per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the "Purchase Period"), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated, the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs,

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change to Investment Policy

The Board of Directors approved revisions to the ratings criteria for determining whether a security is deemed investment grade or below investment grade. The determination of whether a security is deemed investment grade or below investment grade will be determined at the time of investment. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (NRSRO) (for example minimum Baa3 or BBB- by Moody's or S&P) or, if unrated, is judged to be investment grade by the investment manager.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]

Robert H. Steers Age: 58	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	19	1991 to present

Martin Cohen Age: 63	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	19	1991 to present

Disinterested Directors

Michael G. Clark Age: 46	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	19	June 2011 to present

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COHEN & STEERS GLOBAL INCOME BUILDER, INC.

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Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 69	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Teluride Mountain Film Festival since 2010; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	19	2001 to present

George Grossman Age: 58	Director	Until next election of directors	Attorney-at-law	19	1993 to present

Richard E. Kroon Age: 69	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	19	2004 to present

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COHEN & STEERS GLOBAL INCOME BUILDER, INC.

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Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 68	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	19	2001 to present

Frank K. Ross Age: 68	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	19	2004 to present

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COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Willard H. Smith Jr. Age: 75	Director	—[6]	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	19	1996 to present

C. Edward Ward Jr. Age: 65	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	19	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

6  Effective December 31, 2011, Willard H. Smith, Jr. retired from the Board of Directors in accordance with the mandatory retirement policy.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 47	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 48	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Yigal Jhirad Age: 47	Vice President	Senior Vice President of CSCM since 2007. Prior to that, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives product to hedge funds.	Since 2007

Richard E. Helm Age: 52	Vice President	Senior Vice President of CSCM since 2005. Prior to that, VP and senior portfolio manager at WM Advisors, Inc.	Since 2005

William F. Scapell Age: 44	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003

Francis C. Poli Age: 49	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 45	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

  (table continued on next page)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Lisa D. Phelan Age: 43	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Yigal D. Jhirad
Vice president

Richard E. Helm
Vice president

William F. Scapell
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: INB

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

GLOBAL INCOME BUILDER

280 PARK AVENUE

NEW YORK, NY 10017

Annual Report December 31, 2011

Cohen & Steers Global Income Builder

INBAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at cohenandsteers.com/downloads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s Audit Committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011	2010
Audit Fees	$52,500	$52,500
Audit-Related Fees	$0	$0
Tax Fees	$12,250	$12,250
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)     The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2011	2010

Registrant	$12,250	$12,250
Investment Advisor	$20,000	$20,000

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., (the “Advisor” or “C&S”) and Cohen & Steers Europe S.A., Cohen & Steers Asia Limited and Cohen & Steers UK Limited (together, the “Subadvisors”) in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that C&S follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by the Advisor shall be subject to this Statement of Policy and Procedures.

I.              Objectives

Voting rights are an important component of corporate governance. The Advisor and the Subadvisors have three overall objectives in exercising voting rights:

A. Responsibility. The Advisor and Subadvisors shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor and Subadvisors seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and Subadvisors seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor and Subadvisors follow the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, the Advisor and Subadvisors shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, the Advisor and Subadvisors shall conduct itself in the same manner as if the Advisor and Subadvisors were the constructive owner of the securities.

•                  To the extent reasonably possible, the Advisor and Subadvisors shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  The Advisor and Subadvisors, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor and Subadvisors shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor and Subadvisors may consider the views of third parties, the Advisor and Subadvisors shall never base a proxy voting decision solely on the opinion of a third party.

Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and Subadvisors shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., the Advisor and Subadvisors may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.

While these guidelines will provide a framework for the Advisor and Subadvisors decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.

When new issues arise or old issues present nuances not encountered before, the Advisor and Subadvisors must be guided by their reasonable judgment to vote in a manner that the Advisor and Subadvisors deem to be in the best interests of the Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances for proxies of issuers of securities in Europe and Asia.

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.

For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, the Advisor and Subadvisors consider the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•                  Whether the nominee ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•                  Whether the nominee, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•                  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee serves on more than four public company boards;

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which Advisor and Subadvisors believe may have been manipulated to provide additional benefits to executives;

•                  Whether the nominee is believed by us to have a material conflict of interest with the portfolio company; and

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment.

The Advisor and Subadvisors vote on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. The Advisor and Subadvisors recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, the Advisor and Subadvisors are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

The Advisor and Subadvisors vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Generally, the Advisor and Subadvisors vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees. The Advisor and Subadvisors vote on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues. Generally, the Advisor and Subadvisors vote against auditor indemnification and limitation of liability; however the Advisor and Subadvisors recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While the Advisor and Subadvisors recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Advisor and Subadvisors oppose measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:

Shareholder Rights Plans. The Advisor and Subadvisors acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Advisor and Subadvisors review on a case-by-case basis management proposals to ratify a poison pill. The Advisor and Subadvisors generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. The Advisor and Subadvisors vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, The Advisor and Subadvisors vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. The Advisor and Subadvisors generally vote in favor of shareholder proposals to declassify a board of directors, although the Advisor and Subadvisors acknowledge that a classified board may be in the long-term best interests of a company in certain situations. In voting on shareholder proposals to declassify a board of directors, the Advisor and Subadvisors evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate our votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. The Advisor and Subadvisors generally support, therefore, proposals to adopt cumulative voting.

Shareholder Ability to Call Special Meeting. the Advisor and Subadvisors votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. The Advisor and Subadvisors recognize the importance on shareholder ability to call a special meeting, however, the Advisor and Subadvisors are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Shareholder Ability to Act by Written Consent. The Advisor and Subadvisors generally vote against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Advisor and Subadvisors generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While the Advisor and Subadvisors recognize the importance of such proposals, the Advisor and Subadvisors are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. The Advisor and Subadvisors will generally vote for proposals looking to separate the CEO and Chairman roles. The Advisor and Subadvisors do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, Advisor and Subadvisors will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. The Advisor and Subadvisors vote for proposals that call for the board to be composed of a majority of independent directors. The Advisor and Subadvisors believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. The Advisor and Subadvisors vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. The Advisor and Subadvisors support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options.

Term of Office. The Advisor and Subadvisors vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. The Advisor and Subadvisors generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. The Advisor and Subadvisors generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. The Advisor and Subadvisors would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. The Advisor and Subadvisors vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

The Advisor and Subadvisors also vote for management proposals to adopt confidential voting.

Bundled Proposals. The Advisor and Subadvisors review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, the Advisor and Subadvisors examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, the Advisor and Subadvisors vote against the proposals. If the combined effect is positive, the Advisor and Subadvisors support such proposals.

Date/Location of Meeting. The Advisor and Subadvisors vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-end requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out; the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor and Subadvisors vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. The Advisor and Subadvisors generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan). Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Advisor and Subadvisors may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti- takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Advisor and Subadvisors.

Preemptive Rights. Votes regarding shareholder proposals seeking preemptive rights are determined on a case-by-case basis after evaluating:

•                  The size of the company;

•                  The shareholder base; and

•                  The liquidity of the stock.

For example, it would be difficult to support a shareholder proposal that would require an S&P 500 company with over $1 billion in equity held by thousands of shareholders (with no single shareholder owning a significant percentage of outstanding shares) to implement preemptive rights each time it conducted a new offering. Such a requirement would be impractical and extremely costly. Moreover, at companies with that large of a shareholder base and the ease with which shareholders could preserve their relative interest through purchases of shares on the on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisor and Subadvisors vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. The Advisor and Subadvisors review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case- by-case basis.

In voting, the Advisor and Subadvisors consider the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. The Advisor and Subadvisors will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

The Advisor and Subadvisors will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

The Advisor and Subadvisors vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by the Advisor and Subadvisors).

Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor and Subadvisors vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code).

Executive Compensation. Executive compensation should be tied to the performance of the executive and the company as well as relevant market conditions. The Advisor and Subadvisors feel that the performance criteria and specific amounts and types of executive compensation are best decided by a company’s board of directors and/or its compensation committee and fully disclosed to shareholders.

The Advisor and Subadvisors will, however, vote for shareholder proposals that call for shareholders to vote, in a non-binding manner, on executive pay since such vote is non-binding and is merely informative for the board of directors and/or compensation committee. Further, the Advisor and Subadvisors generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Reload/Evergreen Features. The Advisor and Subadvisors will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. The Advisor and Subadvisors oppose the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. The Advisor and Subadvisors generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

401(k) Employee Benefit Plans. The Advisor and Subadvisors vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. The Advisor and Subadvisors support employee stock purchase plans, although the Advisor and Subadvisors generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing. The Advisor and Subadvisors vote for shareholder proposals to expense fixed-price options.

Vesting. The Advisor and Subadvisors believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Advisor and Subadvisors will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. The Advisor and Subadvisors vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, the Advisor and Subadvisors will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. The Advisor and Subadvisors review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, the Advisor and Subadvisors evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, the Advisor and Subadvisors review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

The Advisor and Subadvisors vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Advisor and Subadvisors support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and Subadvisors generally vote against proposals to adopt such charter provisions. The Advisor and Subadvisors feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. The Advisor and Subadvisors vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. The Advisor and Subadvisors vote for changing the corporate name.

Social Issues.

The Advisor and Subadvisors believe that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Advisor and Subadvisors do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Advisor and Subadvisors generally vote against these types of proposals, which are generally initiated by shareholders, unless the Advisor and Subadvisors believe the proposal has significant economic implications.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of December 31, 2011, is set forth below.

Martin Cohen • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of Cohen & Steers Capital Management, Inc. (“C&S”) and its parent company, Cohen & Steers, Inc. (“CNS”).  Vice president and director of Cohen & Steers Securities, LLC.  Director and co-chairman of each of the Cohen & Steers funds.  Previously, president of C&S and each of the Cohen & Steers funds.

Robert Steers • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of C&S and CNS.  Vice President and Director of Cohen & Steers Securities, LLC.  Director and co-chairman of each of the Cohen & Steers funds.  Previously, chairman of C&S and each of the Cohen &

Steers funds.

Joseph Harvey • Vice president • Portfolio manager since inception	President of C&S and CNS. Previously, senior vice president of C&S and director of research.

Douglas Bond • Vice president • Portfolio manager since inception	Executive vice president of C&S. Previously, first vice president for asset managers and funds at Merrill Lynch & Co.

William F. Scapell • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

Richard Helm • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, senior portfolio manager of WM Advisors, Inc.

Yigal D. Jhirad • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, executive director at Morgan Stanley, heading the portfolio and derivatives strategies effort.

Scott Crowe • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, executive director at UBS.

Ben Morton • Portfolio manager since 2007	Vice president of C&S.

C&S utilizes a team-based approach in managing the registrant. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey, Mr. Crowe, Mr. Bohjalian, Mr. Morton and Mr. Jhirad direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.  Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2011, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. Two (2) of the 42 other accounts managed by Messrs. Cohen, Steers and Harvey, with total assets of $105.89 million, are subject to performance-based fees.

Martin Cohen

	Number of accounts	Total assets

• Registered investment companies	16	$15,439,761,000

• Other pooled investment vehicles	38	$16,668,923,000

• Other accounts	39	$4,275,709,000

Robert Steers

	Number of accounts	Total assets

• Registered investment companies	16	$15,439,761,000

• Other pooled investment vehicles	38	$16,668,923,000

• Other accounts	39	$4,275,709,000

Joseph Harvey

	Number of accounts	Total assets

• Registered investment companies	16	$15,439,761,000

• Other pooled investment vehicles	38	$16,668,923,000

• Other accounts	39	$4,275,709,000

Douglas Bond

	Number of accounts	Total assets

• Registered investment companies	2	$669,979,000

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	7	$6,460,047,000

• Other pooled investment vehicles	2	$7,340,002,000

• Other accounts	5	$522,559,000

Richard Helm

	Number of accounts	Total assets

• Registered investment companies	6	$2,353,933,000

• Other pooled investment vehicles	5	$922,290,000

• Other accounts	17	$725,710,000

Yigal D. Jhirad

	Number of accounts	Total assets

• Registered investment companies	1	$315,548,000

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

Scott Crowe

	Number of accounts	Total assets

• Registered investment companies	5	$2,365,654,000

• Other pooled investment vehicles	32	$9,135,632,000

• Other accounts	15	$1,752,271,000

Ben Morton

	Number of accounts	Total assets

• Registered investment companies	3	$2,741,444,000

• Other pooled investment vehicles	7	$584,125,000

• Other accounts	0	$0

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2011:

Dollar Range of Securities Owned
Martin Cohen	None
Robert Steers	$50,001 - $100,000
Joseph Harvey	None
Douglas Bond	None
William F. Scapell	None
Richard Helm	None
Yigal Jhirad	None
Scott Crowe	None
Ben Morton	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor or Subadvisors, as applicable. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor and Subadvisors strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor and Subadvisors to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor or Subadvisors, as applicable, and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor and Subadvisors however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor and Subadvisors may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the Advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Advisor’s parent, CNS. The Advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the MSCI World Index, the S&P 500 Index and other broad based indexes based on the asset classes managed by each portfolio manager.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time.  Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased part of publicly announced plans or programs	(d) Maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs

1/1/11 to 1/31/11	N/A	N/A	N/A	N/A
2/1/11 to 2/28/11	N/A	N/A	N/A	N/A
3/1/11 to 3/31/11	N/A	N/A	N/A	N/A
4/1/11 to 4/30/11	N/A	N/A	N/A	N/A
5/01/11 to 5/31/11	N/A	N/A	N/A	N/A
6/01/11 to 6/30/11	N/A	N/A	N/A	N/A
7/01/11 to 7/31/11	N/A	N/A	N/A	N/A
8/01/11 to 8/31/11	N/A	N/A	N/A	N/A
9/01/11 to 9/30/11	N/A	N/A	N/A	N/A
10/01/11 to 10/31/11	N/A	N/A	N/A	N/A
11/01/11 to 11/30/11	N/A	N/A	N/A	N/A
12/01/11 to 12/31/11	41,400	9.58	41,400	N/A

Note: On December 14, 2011, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) effective January 1, 2012 through the fiscal year ended December 31, 2012.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date:	March 8, 2012